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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report on Form 10-QSB of MDI Technologies, Inc. (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 13, 2002 (the "Periodic Report"), I, Todd A. Spence, Chief Executive Officer of the Company, hereby certify, pursuant to 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, that:

     1. The Periodic report fully complies with the requirements of section 13(a) or 15(d) of the securities Exchange Act of 1934 (15 U.S.C. 78m or78o(d); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Todd A. Spence

Todd A. Spence
Chief Executive Officer
MDI Technologies, Inc.
August 13, 2002